Transamerica Landmark Variable Annuity

Issued by

Transamerica Life Insurance Company

Supplement Dated November 13, 2003

to the

Prospectus dated November 1, 2003

At the close of business on or about November 21, 2003 the Merrill Lynch Developing Capital Markets V.I. Fund will be merged into the Merrill Lynch Global Allocation V.I. Fund. The surviving fund will be the Merrill Lynch Global Allocation V.I. Fund.

We will change the name of the Merrill Lynch Developing Capital Markets V.I. Fund subaccount to the Merrill Lynch Global Allocation V.I. Fund subaccount which will invest in shares of the Merrill Lynch Global Allocation V.I. Fund.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica Landmark Variable Annuity dated November 1, 2003